Putnam
Municipal
Bond Fund*

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

*Formerly Putnam Investment Grade Municipal Trust II

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

We are pleased to welcome shareholders from Putnam Investment Grade Municipal Income Trust III, which has been merged into Putnam Investment Grade Municipal Income Trust II and to acknowledge the change in the combined fund's name to Putnam Municipal Bond Fund. The merger unites two virtually identical funds and also allows the fund to issue more preferred shares for additional income potential. The results of the shareholder vote appear on page 30.

Richard Wyke, who managed both funds before the merger, continues in that role. Rick and the credit team that supports him faced a full measure of challenges during the fiscal period that ended on October 31, 2001. The task of closely monitoring the creditworthiness of fund holdings in the wake of the changing environment became even more difficult in the aftermath of September 11.

It has been encouraging to note, however, that even after the tragedies municipal bonds generally continue to enjoy the confidence of tax-conscious investors. In the following report, Rick discusses the fund's performance and prospects in detail.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

Falling interest rates, surging investor demand, and low inflation created an exceptionally hospitable environment for municipal bonds during the six months ended October 31, 2001. Even in the aftermath of the September 11 tragedy, municipal bonds maintained their strength as investors sought the relative safety and attractive income of these tax-free securities amidst growing economic and political uncertainty. This situation resulted in a rewarding semiannual period for Putnam Municipal Bond Fund.

Total return for 6 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                6.76%              4.24%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* STEEPENING YIELD CURVE BENEFITS LEVERAGING STRATEGY

Your fund's diversification across all levels of the investment-grade credit spectrum helped it thrive even as investments in other markets were struggling. Prior to September 11, the fund's lower-quality investment-grade municipal bonds outperformed their higher-quality counterparts. However, high-quality investments performed better in the weeks after the terrorist attacks. The fund's positive performance both at net asset value and at market price is the result, at least in part, of this strategic investment flexibility. Although the fund's shares continue to trade at a discount, the discount has not meaningfully varied over the past several months, suggesting that the market's view of the fund's potential income flow has not changed.

With falling corporate profits and, ultimately, depreciating stock prices taking their toll on investor confidence, the Federal Reserve Board (the Fed) continued its unprecedented campaign to invigorate the slowing U.S. economy. From May through October, the Fed reduced the federal funds rate and the discount rate five times -- reductions that came on the heels of four cuts earlier in 2001 and followed by a tenth in early November, shortly after the close of the period. Several of the moves came in half-percentage-point decreases, which by historical standards are quite note worthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care            27.6%

Transportation         19.8%

Utilities              12.6%

Water and sewer        10.3%

Education               5.1%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.

The municipal bond yield curve changed dramatically over the course of the six months, becoming quite steep when short-term rates fell more significantly than long-term rates. In fact, short-term interest rates have not been this low since 1962. Meanwhile, long-term rates have remained high because of increasing uncertainty about the economy and concerns that Fed-induced liquidity and higher government spending could lead to a resurgence of inflation.

The historic drop in short-term rates proved beneficial for your fund's leveraging strategy. In effect, we have been borrowing money at short-term rates approaching 2.0% (through the issuance of preferred shares) and investing the monies in longer-term bonds yielding 5.5% to 6.0%. The difference between the longer-term bond yields and the dividends paid out to the preferred shareholders is used to enhance the dividends paid to common shareholders, who are benefiting from this advantageous yield spread.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 38.7%

AA/Aa -- 8.7%

A -- 18.2%

BBB/Baa -- 25.4%

BB/Ba -- 6.7%

B -- 1.2%

Other -- 1.1%

Footnote reads:
*As a percentage of market value as of 10/31/01. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* SLOWER ECONOMY PORTENDS CREDIT PRESSURES

The lack of inflation may be good news to municipal bond investors, but the accompanying decline in economic growth is prompting a re-evaluation of the credit fundamentals across the entire municipal bond universe. Many states and municipalities are facing lower tax receipts and the increasing likelihood of budget deficits. California continues to represent the most critical situation today. During the six months ended October 31, the fund did not hold any of California's general obligation bonds, which are the most susceptible to the state's economic woes.

"We believe that laying the seeds for a recovery is just as important as cautiously positioning the portfolio for today's uncertainty."

-- Richard P. Wyke, portfolio manager, Putnam Municipal Bond Fund

In October, Moody's placed California's general obligation bond rating on a negative credit watch. This action typically presages a credit rating downgrade. This rating agency is concerned that the state's financial viability was jeopardized by the September 11 attacks, which in turn threaten the timely issuance of power revenue bonds the state had planned. The monies to be raised by the power bond issuance are necessary to build up California's general fund revenues. This unfortunate turn of events comes on the heels of the technology and utility crises, which also dampened California's fiscal viability.

Also in the aftermath of September 11, New York City is facing new economic pressures, but it is highly unlikely that debt service payments will be interrupted. As of October 31, 2001, the major rating agencies had affirmed their investment-grade ratings of New York City general obligations bonds. We believe New York City will have adequate federal, state, and local resources to deal with the short-term economic and financial consequences of the terrorist attack. Over the longer term, we anticipate that Mayor-Elect Michael Bloomberg and his administration, in cooperation with the city council, the New York congressional delegation, and the federal and state governments, will meet the challenges of rebuilding.

From an industry perspective, the airlines have understandably been hurt the most by the turn of events this fall. Declining passenger travel and large increases in operating costs from tougher new security measures have weakened the sector. Airline-backed bonds have long played a vital role in your fund's income strategy and, despite some trimming when credit spreads began to narrow this summer, they still hold a decent representation in your portfolio.

Credit spreads between higher- and lower-rated investment-grade bonds across the airline and transportation sector have widened in the aftermath of September 11 to reflect the greater risk. We believe that, on the whole, the airline downgrades may be an overreaction. There may be some defaults and bankruptcies among the smaller carriers but the larger ones should survive. The federal aid package for the industry was positive, and we believe the larger companies will be able to meet their debt obligations for the foreseeable future.

* QUALITY OFFERS VALUABLE DEFENSE IN SLOWER-GROWTH ECONOMY

With the heightened uncertainty and economic data suggesting that growth will continue to slow into 2002, investors are demonstrating a preference for quality. The heightened demand for municipal bonds of the highest credit caliber has pushed their prices higher. With approximately 40% of the fund's portfolio invested in AAA/Aaa-rated municipal bonds and 66% invested in A-rated or higher, your fund's best defense against increased market volatility is its high-investment-grade status. In addition, certain sectors of the municipal bond market offer greater resiliency to increased volatility. The fund's investments in tobacco and health-care bonds are a case in point, since their respective demographics support relatively steady demand.

With the distribution of proceeds from the tobacco industry's settlement has come a whole new class of municipal securities that enable counties to securitize their prospective receipts. These tobacco settlement asset-backed bonds have received investment-grade ratings from the major rating agencies (falling in the A range as of October 31). We have assessed their credit risk and believe that the future growth of cigarette consumption -- the critical driver of growth -- is relatively stable. Furthermore, the litigation environment continues to improve and business results at Phillip Morris, the largest cash-flow provider to bondholders under the Master Settlement Agreement, were solid in the third quarter of 2001. While this and other holdings discussed in this report were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

We believe the bonds residing in the lower end of the investment-grade municipal bond market also offer some interesting opportunities. Mount Sinai Medical Center in Miami, Florida, is just such a holding. A teaching and research hospital, Mount Sinai provides a full range of medical services and serves as a regional treatment center in such areas as cardiology and oncology. A strong management team has addressed operating losses by making substantial expense reductions and initiating a number of revenue-enhancement strategies, including renegotiating some managed-care contracts. In addition, the hospital acquired its closest competitor to solidify its market share. Solid demographics, particularly in the elder-care population, help make these bonds, which are rated Baa3 and BBB- by Moody's and Standard & Poor's, respectively, an attractive turnaround situation.

* MANAGEMENT SEEKS TO BALANCE CAUTION WITH OPPORTUNITY

At the fiscal year's mid point, the fund's duration (a measure of interest-rate sensitivity) was neutral relative to the Lehman Brothers Municipal Bond Index. In other words, it was in line with the risk profile of the fund's benchmark. Investors are favoring the highest-quality bonds today, because there is enormous concern about risk, which we believe is overblown though certainly understandable. While we remain quite cautious for the near term, we are also mindful of the fact that market conditions will eventually improve. Recognizing that turning point is just as key as laying the groundwork for the recovery. Rest assured that we are maintaining a watchful eye, scouring the investment-grade universe of municipal bonds for the most strategic balance of income, total return, and protection against downside risk for both today and the future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Bond Fund is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                                    Lehman
                                                   Municipal    Consumer
(Common shares)           NAV     Market price    Bond Index   price index
-------------------------------------------------------------------------------
6 months                  6.76%      4.24%           5.86%        0.45%
-------------------------------------------------------------------------------
1 year                   11.37      16.36           10.52         2.13
-------------------------------------------------------------------------------
5 years                  35.44      22.29           38.06        12.19
Annual average            6.25       4.11            6.66         2.33
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)         78.06      50.53           79.70        25.07
Annual average            6.67       4.69            6.79         2.54
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 9/30/01(most recent calendar quarter)

                                                 NAV   Market price
-------------------------------------------------------------------------------
6 months                                        4.30%      4.77%
-------------------------------------------------------------------------------
1 year                                         11.47      11.58
-------------------------------------------------------------------------------
5 years                                        35.19      24.08
Annual average                                  6.22       4.41
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                               75.84      49.15
Annual average                                  6.59       4.63
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                   6
-------------------------------------------------------------------------------
Income 1                              $0.3840
-------------------------------------------------------------------------------
Capital gains 1                          --
-------------------------------------------------------------------------------
  Total                               $0.3840
-------------------------------------------------------------------------------
Preferred shares       Series A       Series B      Municipal Income
                     (630 shares)  (630 shares)       (200 shares)
-------------------------------------------------------------------------------
Income 1               $759.45        $648.61            $285.74
-------------------------------------------------------------------------------
Capital gains 1          --             --                 --
-------------------------------------------------------------------------------
  Total                $759.45        $648.61            $285.74
-------------------------------------------------------------------------------
Share value (common shares):      NAV        Market price
-------------------------------------------------------------------------------
4/30/01                         $13.10         $12.10
-------------------------------------------------------------------------------
10/31/01                         13.56          12.23
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                            5.66%          6.28%
-------------------------------------------------------------------------------
Taxable
equivalent 3                      9.29          10.31
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.5%) (a)
PRINCIPAL AMOUNT                                                                        RATING (RAT)          VALUE
Alabama (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Swr. Rev. Bonds
                    (Cap. Impt.), Ser. A, FGIC
$         4,100,000 5s, 2/1/41                                                            Aaa         $   4,018,000
          2,000,000 5s, 2/1/34                                                            Aaa             1,977,500
                                                                                                      -------------
                                                                                                          5,995,500

Alaska (1.3%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Northern TOB Securitization Corp.
                    Rev. Bonds, 5 1/2s, 6/1/29                                            Aa3               742,500
          3,000,000 Valdez Marine Term Rev. Bonds
                    (Sohio Pipeline), 7 1/8s, 12/1/25                                     AA+             3,096,150
                                                                                                      -------------
                                                                                                          3,838,650

Arizona (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,525,000 Casa Grande,. Indl. Dev. Auth. Rev.
                    Bonds (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 7 5/8s, 12/1/29                                               BB-/P           1,589,813
          1,750,000 Maricopa Cnty., Poll. Control Rev.
                    Bonds (Public Service Co.), Ser. A,
                    6.3s, 12/1/26                                                         Baa3            1,806,875
                                                                                                      -------------
                                                                                                          3,396,688

Arkansas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B,
                    5 5/8s, 9/1/28                                                        Baa2            1,980,000
          3,000,000 Calhoun Cnty., Sales & Use Tax Rev.
                    Bonds (Georgia-Pacific Corp.),
                    6 3/8s, 11/1/26                                                       Baa3            2,981,250
                                                                                                      -------------
                                                                                                          4,961,250

California (2.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Fin. Auth. IFB (Catholic
                    Healthcare West), AMBAC, 8.356s,
                    7/1/17                                                                Aaa             5,200,000
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,695,313
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP,
                    FGIC, 7.601s, 4/23/08 (SEG)                                           Aaa             1,275,000
                                                                                                      -------------
                                                                                                          8,170,313

Colorado (7.5%)
-------------------------------------------------------------------------------------------------------------------
         42,700,000 CO Pub. Hwy. Auth. Rev. Bonds
                    (E-470 Pub. Hwy.), Ser. B, zero %,
                    9/1/35                                                                Baa3            3,576,125
          3,500,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s,
                    12/15/30                                                              A3              3,705,625
                    Denver, City & Cnty. Arpt. Rev. Bonds
          5,880,000 Ser. A, 8 3/4s, 11/15/23                                              A2              6,008,125
            735,000 Ser. A, 8s, 11/15/25                                                  A2                736,169
          2,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               2,490,000
            800,000 Northwest Parkway Pub. Hwy. Auth.
                    Rev. Bonds, Ser. D, 7 1/8s, 6/15/41                                   Ba1               819,000
          5,240,000 SCA Tax Exempt Trust Multi-Fam.
                    Mtge. Rev. Bonds (Thornton),
                    Ser. A-8, FSA, 7.1s, 1/1/30                                           Aaa             5,633,000
                                                                                                      -------------
                                                                                                         22,968,044

District of Columbia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    DC Tobacco Settlement Fin. Corp.
                    Rev. Bonds
          1,500,000 6 3/4s, 5/15/40                                                       A1              1,650,000
          1,000,000 6 1/4s, 5/15/24                                                       A1              1,070,000
                                                                                                      -------------
                                                                                                          2,720,000

Florida (7.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev.
                    Bonds (Baptist Hosp. & Baptist Manor),
                    5 1/8s, 10/1/19                                                       A3              3,815,000
          3,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev.
                    Bonds (Adventist Sunbelt), Ser. A,
                    6s, 11/15/31                                                          A-              3,086,250
          5,000,000 Lee Cnty., Board of Directors Hosp.
                    IFB (Lee Memorial Hosp.), MBIA,
                    8.867s, 3/26/20                                                       Aaa             5,265,850
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s,
                    12/15/25                                                              Baa3            1,702,188
          1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
                    Bonds (Mount Sinai Med. Ctr.), Ser. A,
                    6.8s, 11/15/31                                                        Baa3            1,055,000
          3,000,000 Orange Cnty., Hlth. Facs. Auth. Rev.
                    Bonds (Regl. Healthcare Sys.), Ser. E,
                    6s, 10/1/26                                                           A2              3,150,000
          3,000,000 Palm Beach Cnty., FL Arpt. Rev. Bonds,
                    MBIA, 5 3/4s, 10/1/14                                                 Aaa             3,300,000
                                                                                                      -------------
                                                                                                         21,374,288

Georgia (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A,
                    FGIC, 5s, 11/1/38                                                     Aaa               995,000
          4,840,000 Burke Cnty., Dev. Auth. Poll. Control Rev.
                    Bonds (Oglethorpe Pwr. Co.-Vogtle
                    Project), MBIA, 8s, 1/1/22                                            Aaa             5,299,800
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            300,000 8.719s, 8/1/10                                                        Aaa               330,570
            200,000 8.719s, 8/1/10, Prerefunded                                           Aaa               217,278
          1,875,000 Henry Cnty., Wtr. & Sewerage Auth.
                    Rev. Bonds, FGIC, 5 5/8s, 2/1/30                                      Aaa             1,996,875
                                                                                                      -------------
                                                                                                          8,839,523

Idaho (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Idaho Hlth. Fac. Auth. VRDN
                    (St. Luke's Med. Ctr.), FSA, 1.85s,
                    7/1/30                                                                VMIG1           3,000,000

Illinois (6.4%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr.
                    Agcy. G.O. Bonds, 6s, 2/1/19                                          Aa2             6,617,188
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds (American Airlines, Inc.),
                    8.2s, 12/1/24                                                         Ba2             3,535,000
          5,670,000 Chicago, Rev. Bonds, AMBAC,
                    5 1/4s, 1/1/31                                                        Aaa             5,719,613
          2,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt
                    Obligation), 5.65s, 11/15/24                                          A-              2,230,313
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds
                    (Midwestern U.), Ser. B, 6s, 5/15/26                                  BBB+            1,640,000
                                                                                                      -------------
                                                                                                         19,742,114

Indiana (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Indianapolis, Indl. Arpt. Auth. Special
                    Fac. Rev. Bonds (United Airlines, Inc.),
                    Ser. A, 6 1/2s, 11/15/31                                              BB-             2,226,875

Kansas (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA,
                    7s, 6/1/31                                                            Aaa             5,114,200

Kentucky (3.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Light Co.), Ser. A,
                    6 1/2s, 11/15/22                                                      A2              1,034,140
          2,000,000 Jefferson Cnty., Cap. Projects Corp. Rev.
                    Bonds, MBIA, 5 1/2s, 6/1/28                                           Aaa             2,087,500
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds, MBIA,
                    6.436s, 10/1/14                                                       Aaa             2,296,162
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev.
                    Bonds (Delta Airlines), Ser. A,
                    7 1/2s, 2/1/12                                                        BB+             3,995,000
          1,875,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
                    Bonds (Norton Healthcare, Inc.),
                    Ser. A, 6 5/8s, 10/1/28                                               BBB/P           1,987,500
                                                                                                      -------------
                                                                                                         11,400,302

Louisiana (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,420,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            3,492,812

Massachusetts (8.4%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research), Ser. C,
                    6 1/4s, 8/1/20                                                        A2              3,060,188
          2,000,000 MA State Hlth. & Edl. Fac. Auth. IFB
                    (Beth Israel-Deaconess Hosp.),
                    AMBAC, 10.765s, 10/1/31                                               Aaa             2,088,560
                    MA State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds
          6,250,000 IFB (Med. Ctr. of Central MA), Ser. B,
                    AMBAC, 10.67s, 6/23/22                                                Aaa             7,585,938
          1,300,000 (UMass Memorial), Ser. C, 6 5/8s,
                    7/1/32                                                                Baa2            1,365,000
          2,750,000 (Caritas Christian Oblig. Group),
                    Ser. A, 5 5/8s, 7/1/20                                                Baa2            2,667,500
          1,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
                    Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa             1,043,750
                    MA State Port Auth. Rev. Bonds
          3,830,000 13s, 7/1/13                                                           Aaa             6,147,150
          2,000,000 (Delta Airlines), Ser. A, AMBAC,
                    5s, 1/1/21                                                            Aaa             1,967,500
                                                                                                      -------------
                                                                                                         25,925,586

Michigan (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC,
                    10.438s, 7/1/22                                                       Aaa             2,180,040
          3,000,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control),
                    5.65s, 9/1/29                                                         A3              3,041,250
                                                                                                      -------------
                                                                                                          5,221,290

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Minneapolis & St. Paul Metropolitan
                    Arpts. Comm. Rev. Bonds (North
                    West Air Lines, Inc.), Ser. A, 7s, 4/1/25                             B+/P              321,000
          1,000,000 MN State Hsg. Fin. Agy. Rev. Bonds
                    (Single-Fam. Mtg.), 6.05s, 7/1/31                                     Aa1             1,045,000
            920,000 SCA Multi-Fam. Mtge. Rev. Bonds
                    (Burnsville), Ser. A-9, FSA, 7.1s, 1/1/30                             Aaa               989,000
                                                                                                      -------------
                                                                                                          2,355,000

Mississippi (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MS Bus. Fin. Corp. Poll. Control Rev.
                    Bonds (Syst. Energy Res., Inc.), 5.9s,
                    5/1/22                                                                BBB-            1,977,500

Missouri (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 MO State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds (St. Anthony's Med. Ctr.),
                    6 1/4s, 12/1/30                                                       A2              1,603,125

Nevada (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds
                    (Special Assmt. Dist. No. 124),
                    7 1/4s, 2/1/20                                                        BBB-/P          1,876,600
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          4,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            4,163,240
          3,000,000 Ser. A, AMBAC, 6.1s, 12/1/38                                          Aaa             3,240,000
                                                                                                      -------------
                                                                                                          9,279,840

New Jersey (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Healthcare Fac. Fin. Auth. Rev. Bonds
            500,000 (St. Peters U. Hosp.), Ser. A,
                    6 7/8s, 7/1/30                                                        Baa2              535,625
          2,000,000 AMBAC, 6 3/4s, 7/1/19                                                 Aaa             2,222,500
                                                                                                      -------------
                                                                                                          2,758,125

New York (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,690,000 NY City, G.O. Bonds, Ser. B, 7 1/2s,
                    2/1/06                                                                A2              1,733,805
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth.
                    Rev. Bonds, Ser. C, 5 3/4s, 6/15/26                                   AA              1,060,000
          5,000,000 NY State Dorm. Auth. Rev. Bonds
                    (State U. Edl. Fac.), Ser. A, 5 7/8s,
                    5/15/17                                                               AA-             5,718,750
          1,500,000 Port Auth. NY & NJ 144A Rev. Bonds,
                    Ser. N18, 8 3/4s, 12/1/17
                    (acquired 7/19/00, cost $1,570,335) (RES)                             Aaa             1,781,250
                                                                                                      -------------
                                                                                                         10,293,805

North Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Pwr. Syst.
                    Rev. Bonds
          4,000,000 (No. 1 Catawba Elec.), Ser. B,
                    6 1/2s, 1/1/20                                                        Baa1            4,280,000
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             2,022,500
          1,000,000 Ser. B, 5.65s, 1/1/16                                                 BBB             1,026,250
                                                                                                      -------------
                                                                                                          7,328,750

North Dakota (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Healthcare Syst. Rev.
                    Bonds (Altru Hlth. Syst. Oblig. Group),
                    7 1/8s, 8/15/24                                                       Baa1            2,177,500

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OH State Env. Impt. Rev. Bonds
                    (USX Corp.), 5 5/8s, 5/1/29                                           Baa1            1,992,500

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Healthcare), Ser. A, 5 5/8s,
                    8/15/29                                                               B2              1,875,250

Pennsylvania (7.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev.
                    Bonds (Magee-Womens Hosp.), FGIC,
                    6s, 10/1/13                                                           Aaa             3,150,630
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev.
                    Bonds, Ser. A, 6.7s, 12/1/20                                          Baa1            1,035,000
          2,025,000 Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
                    (USX Corp.), 5.6s, 3/1/33                                             Baa1            1,961,719
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev.
                    Bonds (Panther Creek Partners),
                    6.65s, 5/1/10                                                         BBB-            1,066,250
          1,200,000 Chester Cnty., Hlth. & Ed. Fac. Auth.
                    Rev. Bonds (Chester Cnty. Hosp.),
                    Ser. A, 6 3/4s, 7/1/31                                                Baa1            1,279,500
          5,000,000 Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.), Ser. A,
                    MBIA, 6 1/2s, 7/1/12                                                  Aaa             5,225,700
          3,000,000 Delaware Cnty., Indl. Dev. Auth. Rev.
                    Bonds, Ser. A, 6.2s, 7/1/19                                           BBB             3,123,750
          1,000,000 PA State Econ. Dev. Fin. Auth. Res.
                    Recvy. Rev. Bonds (Northampton
                    Generating), Ser. A, 6 1/2s, 1/1/13                                   BBB-            1,021,250
            750,000 PA State Econ. Dev. Fin. Auth. Rev.
                    Bonds (Colver Project), Ser. D,
                    7.05s, 12/1/10                                                        BBB-              793,125
          1,811,441 Philadelphia, Hosp. & Higher Ed. Fac.
                    Auth. Higher Ed. Assistance Agcy.
                    Rev. Bonds (Graduate Hosp.), Ser. A,
                    6 1/4s, 7/1/13 (In default) (NON)                                     D                 296,624
          3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            3,030,000
                                                                                                      -------------
                                                                                                         21,983,548

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnthwlth. of PR, Hwy & Trans. Auth.
                    Rev. Bonds, Ser. B, 6s, 7/1/39                                        A               3,341,250
            500,000 PR Elec. Pwr. Auth. IFB, FSA, 9.678s,
                    7/1/23                                                                Aaa               541,045
                                                                                                      -------------
                                                                                                          3,882,295

South Carolina (4.2%)
-------------------------------------------------------------------------------------------------------------------
                    SC Connector 2000 Assn. Toll Road
                    Rev. Bonds (Southern Connector
                    Project), Ser. A,
          2,500,000 5 3/8s, 1/1/38                                                        BBB-            1,984,375
          1,000,000 5 1/4s, 1/1/23                                                        BBB-              818,750
            700,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa2              773,500
                    SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B
          2,000,000 6 3/8s, 5/15/30                                                       A1              2,212,500
          1,500,000 6 3/8s, 5/15/28                                                       A1              1,606,875
          5,000,000 Spartanburg Cnty., Solid Waste Disp.
                    Rev. Bonds (Bayerische Motoren
                    Werke), 7.55s, 11/1/24                                                A1              5,418,750
                                                                                                      -------------
                                                                                                         12,814,750

Tennessee (6.6%)
-------------------------------------------------------------------------------------------------------------------
          4,300,000 Johnson City, Hlth. & Edl. Facs. Hosp.
                    Board Rev. Bonds (Mountain States
                    Hlth.), Ser. A, 7 1/2s, 7/1/33                                        Baa2            4,713,875
          3,500,000 Johnson City, Hlth. & Edl. Facs. Rev.
                    Bonds 144A Ser. A2, MBIA, 8.2s,
                    7/1/21 (acquired 2/8/00,
                    cost $3,296,650) (RES)                                                Aaa             4,112,500
         11,000,000 Nashville & Davidson Cnty.,
                    Metropolitan Govt. Wtr. & Swr.
                    IFB, AMBAC, 10.03s, 1/1/22                                            Aaa            11,580,795
                                                                                                      -------------
                                                                                                         20,407,170

Texas (9.4%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds (Federal
                    Express Corp.), 6 3/8s, 4/1/21                                        Baa2            1,729,750
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev.
                    Bonds (St. Luke's Lutheran Hosp.),
                    7.9s, 5/1/18                                                          AAA/P           2,598,000
          4,000,000 Dallas, Special Tax Rev. Bonds, AMBAC,
                    5s, 8/15/25                                                           Aaa             3,960,000
          3,500,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt.
                    Corp. Rev. Bonds (American Airlines,
                    Inc.), 6 3/8s, 5/1/35                                                 Ba2             2,891,875
          1,000,000 Gulf Coast Waste Disp. Auth. Rev. Bonds
                    (Valero Energy Corp.), 6.65s, 4/1/32                                  Baa3            1,070,000
          3,000,000 Harris Cnty., Houston Sports Auth. Rev.
                    Bonds, Ser. B, MBIA, 5 1/4s, 6/1/29                                   Aaa             3,030,000
          3,500,000 Houston, Arpt. Syst. Rev. Bonds
                    (Continental Air Lines, Inc.), Ser. E,
                    6 3/4s, 7/1/29                                                        BB-             2,673,125
          3,000,000 Nueces Cnty., Port of Corpus Christi
                    Rev. Bonds (Union Pacific),
                    5.65s, 12/1/22                                                        Baa3            2,925,000
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist.
                    No. 1 Poll. Rev. Bonds. (Southwestern
                    Elec. Pwr. Co.), Ser. A, 8.2s, 8/1/11                                 A2              5,120,000
                    Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.)
          1,500,000 6 1/8s, 7/1/23                                                        Baa2            1,496,250
          1,400,000 6s, 7/1/29                                                            Baa2            1,365,000
                                                                                                      -------------
                                                                                                         28,859,000

Utah (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT State Board Regents Student Loan
                    Rev. Bonds, Ser. H, AMBAC, 6.7s,
                    11/1/15                                                               Aaa             5,198,900

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Pocahontas Parkway Assn. Toll Rd. Rd.
                    Rev. Bonds, Ser. A, 5 1/2s, 8/15/28                                   Baa3            2,139,000
          1,000,000 VA State Hsg. Dev. Auth. Rev. Bonds,
                    Ser. A, 7.1s, 1/1/17                                                  Aa1             1,021,620
                                                                                                      -------------
                                                                                                          3,160,620

Washington (3.0%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s,
                    1/1/32                                                                Aa1             7,603,750
                    Port of Seattle, Special Facs. Rev. Bonds
                    (Northwest Airlines, Inc.)
            450,000 7 1/4s, 4/1/30                                                        B+/P              367,875
          1,400,000 7 1/8s, 4/1/20                                                        B+/P            1,162,000
                                                                                                      -------------
                                                                                                          9,133,625

West Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Control Rev. Bonds
                    (Appalachian Pwr. Co.), Ser. I, 6.85s,
                    6/1/22                                                                Baa1            3,099,810
-------------------------------------------------------------------------------------------------------------------
                    Total Inveestments (cost $301,499,434) (b)                                        $ 308,568,548
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $306,945,900.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $301,499,434, resulting in gross unrealized appreciation and depreciation of $15,895,446 and $8,826,332, respectively, or net unrealized appreciation of $7,069,114.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $5,893,750 or 1.9% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at October 31, 2001.

      The fund had the following industry group concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

          Hospitals/health care       27.6%
          Transportation              19.8
          Utilities                   12.6
          Water & sewer               10.3

      The fund had the following insurance concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

          AMBAC                       15.9%
          MBIA                        12.2

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                 Aggregate Face  Expiration     Unrealized
                     Total Value      Value         Date       Appreciation
------------------------------------------------------------------------------
Muni Bond Future
(long)               $7,592,813    $7,427,352      Dec-01        $165,461
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $301,499,434) (Note 1)                                        $308,568,548
-------------------------------------------------------------------------------------------
Cash                                                                                764,091
-------------------------------------------------------------------------------------------
Interest receivable                                                               5,640,939
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             56,875
-------------------------------------------------------------------------------------------
Total assets                                                                    315,030,453

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,103,954
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,157,125
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        556,264
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           52,871
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        32,595
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            736
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              181,008
-------------------------------------------------------------------------------------------
Total liabilities                                                                 8,084,553
-------------------------------------------------------------------------------------------
Net assets                                                                     $306,945,900

Represented by
-------------------------------------------------------------------------------------------
Series A, Series B and Municipal Income remarketed preferred shares,
(1,460 shares issued and outstanding at $50,000 per share) (Notes 4 and 5)    $  73,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Notes 1 and 5)  241,626,270
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Notes 1 and 5)                   (608,274)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Notes 1 and 5)                    (14,306,671)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)                               7,234,575
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $306,945,900

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, Series B and Municipal Income remarketed preferred shares            $ 73,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       71,284
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $ 73,071,284
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $233,874,616
-------------------------------------------------------------------------------------------
Net asset value per common share
($233,874,616 divided by 17,242,049 shares)                                          $13.56
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Tax exempt interest income:                                                      $8,983,399
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    993,373
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      102,553
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,277
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,025
-------------------------------------------------------------------------------------------
Legal                                                                               222,621
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              108,340
-------------------------------------------------------------------------------------------
Other                                                                               117,583
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,556,772
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (23,601)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,533,171
-------------------------------------------------------------------------------------------
Net investment income                                                             7,450,228
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,635,728)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     396,726
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period (Note 5)                                      7,341,784
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,102,782
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $13,553,010
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      October 31,        April 30,
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  7,450,228    $  13,356,101
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,239,002)        (200,477)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              7,341,784        7,735,708
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   13,553,010       20,891,332

Distributions to remarketed preferred
shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                               (944,226)      (2,653,236)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$71,284 and $97,348, respectively)                                     12,608,784       18,238,096
--------------------------------------------------------------------------------------------------

Distributions to common shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                             (5,875,035)     (10,391,201)
--------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with the merger of Putnam Investment Grade Municipal
Trust III (Note 5)                                                     62,097,277               --
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           68,831,026        7,846,895

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   238,114,874      230,267,979
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $608,274 and
$879,200, respectively)                                              $306,945,900     $238,114,874
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       13,357,092       13,357,092
--------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of Putnam
Investment Grade Municipal Trust III (Note 5)                           3,884,957               --
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             17,242,049       13,357,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning of period                                                      1,260            1,260
--------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of Putnam
Investment Grade Municipal Trust III (Note 5)                                 200               --
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at end of period                    1,460            1,260
--------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                        Year ended April 30
-------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $13.10       $12.52       $13.94       $14.13       $13.70       $13.79
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .49         1.00          .98         1.00         1.06         1.07
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .41          .56        (1.37)        (.07)         .50         (.03)
-------------------------------------------------------------------------------------------------------------
Total from investment operations         .90         1.56         (.39)         .93         1.56         1.04
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.06)        (.20)        (.18)        (.16)        (.17)        (.17)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.38)        (.78)        (.82)        (.96)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------
In excess of net investment income
-------------------------------------------------------------------------------------------------------------
To common shareholders                    --           --         (.03)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.98)       (1.03)       (1.12)       (1.13)       (1.13)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.56       $13.10       $12.52       $13.94       $14.13       $13.70
-------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.230      $12.100      $10.563      $15.250      $14.125      $14.250
-------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(b)             4.24*       22.37       (25.71)       15.08         5.63         9.86
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $306,946     $238,115     $230,268     $249,264     $251,864     $246,028
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .75*        1.33         1.29         1.23         1.26         1.26
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            3.15*        6.19         6.27         5.93         6.26         6.51
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            17.27(e)*    38.53        17.71        17.07        25.71        45.48
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (formerly known as Investment Grade Municipal Trust II) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $11,719,000 available to offset future capital gains, if any. This amount includes approximately $4,272,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Investment Grade Municipal Trust III. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  524,000    April 30, 2002
     1,863,000    April 30, 2003
     2,279,000    April 30, 2004
     2,895,000    April 30, 2005
       243,000    April 30, 2006
       843,000    April 30, 2007
     2,694,000    April 30, 2008
       378,000    April 30, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for each of the Series' shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2001 was 1.85% for Series A, 2.00% for Series B and 2.15% for Municipal Income preferred shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2001, the fund's expenses were reduced by $23,601 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $581 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $57,170,951 and $52,285,583, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (630), Series B (630) and Municipal Income (200) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2001, no such restrictions have been placed on the fund.

Note 5
Acquisition of Putnam Investment
Grade Municipal Trust III

On July 23, 2001, the fund issued 3,884,957 shares to the shareholders of Putnam Investment Grade Municipal Trust III to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Investment Grade Municipal Trust III on July 20, 2001, valuation date, were $242,115,577 and $62,097,277, respectively. On July 20, 2001, Putnam Investment Grade Municipal Trust III had an accumulated net investment loss of $360,041, an accumulated net realized loss of $4,617,160 and unrealized appreciation of $1,260,917. The aggregate net assets of the fund immediately following the acquisition were $304,212,854.

Note 6
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but changed the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.

Note 7
Preferred share offering

Effective November 1, 2001, the existing 1,460 Series A, Series B and Municipal Income remarketed preferred shares were exchanged in their entirety for 2,920 newly issued Series A Auction Rate Municipal Preferred Shares (Series A AMPS). In addition, 2,400 Series B Auction Rate Municipal Preferred Shares (Series B AMPS) were issued, both with a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Underwriting expenses and offering expenses will be charged to net assets available to common shareholders.


RESULTS OF JULY 12, 2001 AND OCTOBER 11, 2001
SHAREHOLDER MEETINGS
(Unaudited)

An annual meeting of shareholders of the fund was held on July 12, 2001. At the meeting, an approval of the proposed merger of Putnam Investment Grade Municipal Trust III (Trust III) into Putnam Investment Grade Municipal Trust II (Trust II). In this merger, Trust II will acquire all of the assets and liabilities of common and preferred shares of Trust III at net asset value. This was approved as follows:

Common Shares

6,940,513 votes for, 405,248 votes against with 195,266 abstentions.

Preferred shares

1,157 votes for, 0 votes against with 43 abstentions.

An approval for the authorization, creation and issuance of additional preferred shares of Trust II with an initial liquidation preference was approved as follows:

Preferred shares

1,163 votes for, 0 votees against with 37 abstentions.

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          Common Shares
                                                         Votes
                                Votes for               withheld

Jameson Adkins Baxter          15,629,512                261,126
Charles B. Curtis              15,626,718                263,920
Ronald J. Jackson              15,632,642                257,996
Paul L. Joskow                 15,631,084                259,554
Elizabeth T. Kennan            15,627,213                263,425
Lawrence J. Lasser             15,621,386                269,252
John H. Mullin III             15,627,955                262,683
George Putnam, III             15,618,385                272,253
A.J.C. Smith                   15,631,680                258,958
W. Thomas Stephens             15,626,803                263,835
W. Nicholas Thorndike          15,616,015                274,623

                                        Preferred Shares
                                                         Votes
                                Votes for               withheld

John A. Hill                        1,460                     --
Robert E. Patterson                 1,460                     --

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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